SEMI-ANNUAL REPORT

[MORGAN STANLEY LOGO]

Morgan Stanley India Investment Fund, Inc.

JUNE 30, 2001

MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISER

MORGAN STANLEY INDIA INVESTMENT FUND, INC.
OVERVIEW

LETTER TO SHAREHOLDERS

For the six months ended June 30, 2001, the Morgan Stanley India Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -16.90% compared to -23.78% for the U.S. dollar adjusted Bombay Stock Exchange (BSE) National Index (the "Index"). For the period from the Fund's commencement of operations on February 25, 1994 through June 30, 2001, the Fund's cumulative total return, based on net asset value per share, was -4.96% compared to -47.81% for the Index. On June 30, 2001, the closing price of the Fund's shares on the New York Stock Exchange was $8.35, representing a 20.2% discount to the Fund's net asset value per share.

MARKET OVERVIEW

After being rocked by a slew of negative earnings reports at the beginning of the second quarter of 2001, the Indian market managed to recover a major part of the early losses thereafter. By the end of the quarter, the market was back to tracking global markets, which in turn rallied sharply from cathartic April lows. However, with domestic demand continuing to slow and speculative excesses of the past couple of years still being washed out of the system, the market was still finding it difficult to make much independent headway and so continued to rely on global flows.

At a micro-level though we are seeing greater opportunities for stock selection. Market prices are as much a function of sentiment as fundamentals even as we like to believe that in the long-term only fundamentals determine prices. The negative sentiment for equities, largely a result of the severe disenchantment with TMT (technology, media, telecommunication) stocks, has led to many stocks outside the TMT universe being pummeled to distress valuations. There are some companies that currently trade in single-digit price/earnings ratios despite a continued increase in market share and a strong track record of enhancing shareholder value, the kind of fundamentals we focus on.

By the end of June, we were seeing some signs that the market was willing to let fundamental analysis get back on the ascendant and move away from a TMT-centric bias, which has only led to wild sentiment swings. While it will be difficult for investors' love affair with TMT stocks to resume in earnest again, we think it is possible for other stocks to at least get back to normal valuations. Unfortunately, history is not very supportive of a significant revival in interest for TMT stocks. Once stocks that have been part of a bubble collapse it takes a long time, if at all, for those stocks to shine again. Most bubbles have their origin in some revolutionary change, be it the railways or the automobile booms of the previous centuries. But once too much capital is thrown the boom industry's way, leading to obvious disappointment, capital does not return to the industry for a long time.

MARKET OUTLOOK

Of course, some strong survivors will emerge. But overall we think this is a time to focus on other themes where the level of research and analysis remains poor and sentiment weak even though business fundamentals look solid.

OTHER DEVELOPMENTS

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the six months ended June 30, 2001, there were no repurchases of Fund shares. From the inception of the program through June 30, 2001, the Fund has repurchased 7,682,800 of its shares at an average discount of 31.03% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

On March 29, 2001, the Fund completed a tender offer. The Fund accepted 8,407,288 shares for payment which represented 30% of the Fund's then outstanding shares. Final payment was made on April 12, 2001 at $11.29 per share, representing 95% of the NAV per share on March 29, 2001.

As noted in the Fund's first quarter report, the Fund's financial report presents our new format. If you have any questions or comments on these changes, please contact us through our website, www.morganstanley.com/im, or call us at 1-800-221-6726. We appreciate your continued support.


Sincerely,

/s/ Ronald E. Robison
----------------------
Ronald E. Robison
PRESIDENT AND DIRECTOR

July 2001

MORGAN STANLEY INDIA INVESTMENT FUND, INC.
JUNE 30, 2001 (UNAUDITED)

INVESTMENT SUMMARY
HISTORICAL INFORMATION

                                                                               TOTAL RETURN (%)
                                                     ----------------------------------------------------------------------------
                                                        MARKET VALUE(1)       NET ASSET VALUE(2)       INDEX(3)
                                                     ----------------------------------------------------------------------------
                                                                    AVERAGE                 AVERAGE                     AVERAGE
                                                      CUMULATIVE    ANNUAL   CUMULATIVE     ANNUAL       CUMULATIVE     ANNUAL
                                                      ----------    -------  ----------     --------     ----------     --------
Year to Date                                            -16.53%         --      -16.90%         --       -23.78%            --
One Year                                                -12.18      -12.18%     -26.82      -26.82%      -38.19         -38.19%
Five Year                                                -6.33       -1.30       19.36        3.60       -32.78          -7.50
Since Inception*                                        -24.13       -3.69       -4.96       -0.69       -47.81          -8.47
Past performance is not predictive of future performance.

[CHART]

RETURNS AND PER SHARE INFORMATION

                                                      YEAR ENDED DECEMBER 31,                            SIX MONTHS
                           -----------------------------------------------------------------------------   ENDED
                                                                                                          JUNE 30,
                             1994*       1995        1996      1997      1998       1999       2000         2001
-------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share   $ 13.99     $ 8.91      $ 8.81    $ 8.83    $ 9.19     $ 22.59    $ 13.92     $ 10.46
-------------------------------------------------------------------------------------------------------------------
Market Value Per Share      $ 11.25     $ 9.13      $ 9.50    $ 8.38    $ 6.75     $ 16.50    $ 11.06     $  8.35
-------------------------------------------------------------------------------------------------------------------
Premium/(Discount)            -19.6%       2.5%        7.8%     -5.1%    -26.6%      -27.0%     -20.5%      -20.2%
-------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions $ 0.17          --          --        --        --          --    $  1.60     $  0.87
-------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)          0.72%     -36.31%      -1.12%     0.23%     4.08%     145.81%    -29.68%     -16.90%
-------------------------------------------------------------------------------------------------------------------
Index Total Return(3)        -7.88%     -31.53%      -6.49%     6.43%   -20.98%      88.41%    -27.73%     -23.78%
-------------------------------------------------------------------------------------------------------------------

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Bombay Stock Exchange (BSE) National Index is a market capitalization weighted index including the equity shares of 100 companies from the "Specified" and the "Non-specified" list of the 5 major stock exchanges, namely, Bombay, Calcutta, Delhi, Ahmedabad and Madras, expressed in U.S. dollar terms.
 *  The Fund commenced operations on February 25, 1994.

   FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

PORTFOLIO SUMMARY
ALLOCATION OF TOTAL INVESTMENTS

[CHART]

Equity Securities                       95.1%
Short-Term Investments                   4.9

INDUSTRIES

[CHART]

IT Consulting & Services                11.3%
Pharmaceuticals                          9.8
Banks                                    9.0
Automobiles                              8.3
Diversified Financials                   6.3
Food Products                            6.0
Chemicals                                4.8
Oil & Gas                                4.3
Road & Rail                              4.1
Household Products                       3.8
Other                                   32.3

TEN LARGEST HOLDINGS(*)

                                                     PERCENT OF
                                                     NET ASSETS
------------------------------------------------------------------
1.       Infosys Technologies Ltd.                       7.3%
2.       Hero Honda Motors Ltd.                          6.5
3.       Housing Development Finance Corp., Ltd.         6.3
4.       State Bank of India Ltd.                        5.5
5.       Container Corp. of India Ltd.                   4.1
6.       Cipla Ltd.                                      3.9%
7.       HDFC Bank Ltd.                                  3.5
8.       Gujarat Ambuja Cements Ltd.                     3.4
9.       Bharat Heavy Electricals Ltd.                   3.3
10.      Wipro Ltd.                                      2.8
                                                     -------------
                                                        46.6%
                                                     =============

         (*) Excludes short-term investments.

MORGAN STANLEY INDIA INVESTMENT FUND, INC.
FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)
------------------------------------------
STATEMENT OF NET ASSETS

                                                                  VALUE
                                             SHARES               (000)
----------------------------------------------------------------------------
COMMON STOCKS(97.4%)
(Unless otherwise noted)
============================================================================
AUTO COMPONENTS(2.2%)
  Apollo Tyres Ltd.                           2,075(a)     $          3
  Motor Industries Co., Ltd.                 24,204               1,178
  MRF Ltd.                                  138,230               1,621
  Rane (Madras) Ltd.                         95,700(a)               41
  Sundaram Fasteners Ltd.                   421,280               1,611
----------------------------------------------------------------------------
                                                                  4,454
============================================================================
AUTOMOBILES(8.3%)
  Hero Honda Motors Ltd.                  4,364,013(a)           13,410
  Patheja Forgings & Auto Parts Ltd.        450,000(a)               --@
  Tata Engineering & Locomotive Co.,
    Ltd.                                  2,702,440(a)            3,594
----------------------------------------------------------------------------
                                                                 17,004
============================================================================
BANKS(9.0%)
  HDFC Bank Ltd.                          1,603,012               7,177
  State Bank of India Ltd.                2,395,553              11,219
----------------------------------------------------------------------------
                                                                 18,396
============================================================================
CHEMICALS(4.8%)
  Asian Paints (India) Ltd.                 611,780(a)            3,251
  Aventis Cropscience India Ltd.            529,694               1,296
  ICI (India) Ltd.                           25,000(a)               34
  Indo Gulf Corp., Ltd.                   3,254,545               2,494
  Reliance Industries Ltd.                  340,000               2,671
----------------------------------------------------------------------------
                                                                  9,746
============================================================================
COMMERCIAL SERVICES & SUPPLIES(0.4%)
  Modi Xerox Ltd.                           718,225(a)              894
============================================================================
COMMUNICATIONS EQUIPMENT(0.0%)
  MRO-TEK Ltd.                              179,625(a)               81
============================================================================
CONSTRUCTION & ENGINEERING(0.5%)
  Larson & Toubro Ltd.                      235,000               1,079
============================================================================
CONSTRUCTION MATERIALS(3.4%)
  Gujarat Ambuja Cements Ltd.             1,405,854(a)            5,538
  Gujarat Ambuja Cements Ltd. GDR           355,000               1,384
  India Cements Ltd.                        183,438                 123
----------------------------------------------------------------------------
                                                                  7,045
============================================================================
DIVERSIFIED FINANCIALS(6.3%)
  Housing Development Finance
    Corp., Ltd.                             883,576              12,951
  UTI Mastergain                              1,600(a)               --@
----------------------------------------------------------------------------
                                                                 12,951
============================================================================
DIVERSIFIED TELECOMMUNICATION SERVICES(2.5%)
  Mahanagar Telephone Nigam Ltd.          1,702,000              4,568
  Mahanagar Telephone Nigam
    Ltd., GDR                               105,000(a)             566
----------------------------------------------------------------------------
                                                                 5,134
============================================================================
ELECTRIC UTILITIES(3.5%)
  Asea Brown Boveri, Ltd.                   121,710                646
  BSES Ltd.                                 556,203(a)           2,324
  Tata Power Co., Ltd.                    1,516,833(a)           4,194
----------------------------------------------------------------------------
                                                                 7,164
============================================================================
ELECTRICAL EQUIPMENT(3.3%)
  Bharat Heavy Electricals Ltd.           1,797,226              6,740
============================================================================
ELECTRONIC EQUIPMENT & INSTRUMENTS(0.3%)
  Siemens India Ltd.                        155,898                673
============================================================================
FOOD PRODUCTS(6.0%)
  Britannia Industries Ltd.                 314,132(a)           4,150
  Nestle India Ltd.                         204,824              2,430
  SmithKline Beecham Consumer
    Healthcare Ltd.                         461,855(a)           3,972
  Syngenta India Pvt Ltd.                    56,233(a)              57
  Tata Tea Ltd.                             424,610(a)           1,667
----------------------------------------------------------------------------
                                                                12,276
============================================================================
HEALTH CARE BIOTECHNOLOGY(1.0%)
  Shantha Biotechnics Pvt Ltd.              500,000(a)           2,126
============================================================================
HOTELS RESTAURANTS & LEISURE(1.4%)
  Indian Hotels Co., Ltd.                   666,254(a)           2,817
============================================================================
HOUSEHOLD DURABLES(0.4%)
  Carrier Aircon Ltd.                       286,292(a)             597
  Samtel Colour Ltd.                        559,300(a)             193
----------------------------------------------------------------------------
                                                                   790
============================================================================
HOUSEHOLD PRODUCTS(3.8%)
  Colgate-Palmolive (India) Ltd.          1,016,386(a)           3,522
  Hindustan Lever Ltd.                      608,897              2,658
  Reckitt Benckiser (India) Ltd.            478,366              1,632
----------------------------------------------------------------------------
                                                                 7,812
============================================================================

INTERNET SOFTWARE & SERVICES(0.1%)
  India-Info.com PCL                        532,875(b)             170
---------------------------------------------------------------------------
IT CONSULTING & SERVICES(11.3%)
  HCL Technologies Ltd.                     364,554              2,272
  Infosys Technologies Ltd.                 186,845             14,940
  Subex Systems Ltd.                        297,732(a)             349
  Wipro Ltd.                                 61,061              1,817
  Wipro Ltd., ADR                           137,310              3,842
---------------------------------------------------------------------------
                                                                23,220
============================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                  VALUE
                                              SHARES              (000)
---------------------------------------------------------------------------
MACHINERY (3.3%)
  Alfa-Laval (India) Ltd.                    454,515          $   1,420
  Atlas Copco (India) Ltd.                    41,822                 70
  Cummins India Ltd.                       2,986,773(a)           3,229
  Lakshmi Synthetic Machinery
    Manufacturers Ltd.                       137,700(a)              10
  Punjab Tractors Ltd.                       264,862(a)           1,068
  Revathi-CP Equipment Ltd.                  277,850              1,031
---------------------------------------------------------------------------
                                                                  6,828
===========================================================================
MEDIA (1.0%)
  Creative Eye Ltd.                        1,090,390(a)             484
  New Delhi Television Ltd.                  333,300(a)             957
  Zee Telefilms Ltd.                         271,919                688
---------------------------------------------------------------------------
                                                                  2,129
===========================================================================
METALS & MINING(2.5%)
  Hindalco Industries Ltd.                    97,135(a)           1,723
  National Aluminum Co., Ltd.                460,310(a)             578
  Steel Authority of India Ltd.            3,871,870                444
  Tata Iron & Steel Co., Ltd.                996,000              2,452
---------------------------------------------------------------------------
                                                                  5,197
===========================================================================
OIL & GAS(4.3%)
  Bharat Petroleum Corp., Ltd.               707,738(a)           2,827
  Castrol (India) Ltd.                       444,434              2,032
  Hindustan Petroleum Corp., Ltd.          1,159,211              3,896
---------------------------------------------------------------------------
                                                                  8,755
===========================================================================
PHARMACEUTICALS(9.8%)
  Cipla Ltd.                                 327,418(a)           7,958
  Dabur India Ltd.                         3,808,567              4,996
  Dr. Reddy's Laboratories                     7,900(a)             270
  Dr. Reddy's Laboratories ADR                57,000(a)           1,057
  E. Merck (India) Ltd.                      182,599              1,343
  Glenmark Pharmaceuticals Ltd.               85,953(a)             199
  Hoechst Marion Roussel Ltd.                150,425              1,260
  Lupin Laboratories Ltd.                    253,495(a)             408
  Novartis India Ltd.                        243,065(a)           1,192
  Parke Davis (India) Ltd.                    92,100(a)             312
  Pfizer Ltd.                                 48,247                469
  Strides Arcolab Ltd.                       585,000                734
---------------------------------------------------------------------------
                                                                 20,198
===========================================================================
ROAD & RAIL(4.1%)
  Container Corp. of India Ltd.            3,092,722(a)           8,350
===========================================================================
SOFTWARE(0.2%)
  Aztec Software and
    Technology Services Ltd.                 130,995(a)             232
  Polaris Software Lab Ltd.                   24,616                164
  VisualSoft Technologies Ltd.                12,335                 24
---------------------------------------------------------------------------
                                                                    420
===========================================================================
SPECIALTY RETAIL(0.8%)
  Titan Industries Ltd.                    1,737,262(a)           1,570
============================================================================
TEXTILES & APPAREL(0.2%)
  Colour-Chem Ltd.                           463,100                442
  Delta International Ltd.                   570,000                 --@
  Mahavir Spinning Mills Ltd.                  5,000(a)              --@
---------------------------------------------------------------------------
                                                                    447
===========================================================================
TOBACCO(2.7%)
  ITC Ltd.                                   308,241              4,947
  ITC Ltd. GDR                                27,500                509
---------------------------------------------------------------------------
                                                                  5,456
============================================================================
TOTAL COMMON STOCKS
  (Cost $261,253)                                               199,922
============================================================================


                                                FACE
                                              AMOUNT
                                               (000)
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS(4.8%)
===========================================================================
REPURCHASE AGREEMENT(4.8%)
  J.P. Morgan Securities Inc.,
    3.70%, dated 06/29/01, due
    07/02/01
      (Cost $9,869)                        $     9,869(c)           9,869
===========================================================================
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN(0.2%)
  Indian Rupee
  (Cost $453)                   INR           16,161                343
===========================================================================

    The accompanying notes are an integral part of the financial statements.

                                              AMOUNT            VALUE
                                               (000)            (000)
----------------------------------------------------------------------
TOTAL INVESTMENTS(102.4%)
  (Cost $271,575)                                            $210,134
======================================================================
OTHER ASSETS (7.0%)
======================================================================
  Cash                                     $   1,351
  Receivable for Investments Sold             11,875
  Dividends Receivable                           848
  Interest Receivable                            351
  Other                                           28           14,453
======================================================================
LIABILITIES (-9.4%)
======================================================================
  Payable For:
    Distribution Declared                    (17,077)
    Investments Purchased                     (1,271)
    Custodian Fees                              (432)
    Investment Advisory Fees                    (197)
    Directors' Fees and Expenses                 (69)
    Professional Fees                            (67)
    Shareholder Reporting Expenses               (50)
    Administrative Fees                          (46)
  Other Liabilities                             (152)         (19,361)
======================================================================
NET ASSETS (100%)
  Applicable to 19,617,004, issued and
    outstanding $0.01 par value shares
    (100,000,000 shares authorized)                          $205,226
======================================================================
NET ASSET VALUE PER SHARE                                    $  10.46
======================================================================
AT JUNE 30, 2001, NET ASSETS CONSISTED OF:
  Common Stock                                               $    196
  Paid-in Capital                                             314,461
  Accumulated Net Investment Loss                             (1,591)
  Accumulated Net Realized Loss                              (45,971)
  Unrealized Depreciation on Investments and
    Foreign Currency Translations                            (61,869)
======================================================================
TOTAL NET ASSETS                                             $205,226
======================================================================

(a)-- Non-income producing.
(b)-- 144A Security - Certain conditions for public sale may exist.
(c)-- The repurchase agreement is fully collateralized by U.S.
      government and/or agency obligations based on market prices at the date of this schedule of investments. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@ --  Value is less than $500.
ADR-- American Depositary Receipt.
GDR-- Global Depositary Receipt.
INR-- Indian Rupee
======================================================================

JUNE 30, 2001 EXCHANGE RATE:
----------------------------------------------------------------------
INR      Indian Rupee                               47.040= U.S.$1.00
======================================================================

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INDIA INVESTMENT FUND, INC.
FINANCIAL STATEMENTS

                                                                                                        SIX MONTHS ENDED
                                                                                                          JUNE 30, 2001
                                                                                                           (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                       (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends                                                                                               $       1,282
  Interest                                                                                                          609
------------------------------------------------------------------------------------------------------------------------
    Total Income                                                                                                  1,891
------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees                                                                                        1,632
  Custodian Fees                                                                                                    500
  Administrative Fees                                                                                               195
  Professional Fees                                                                                                 147
  Shareholder Reporting Expenses                                                                                     74
  Directors' Fees and Expenses                                                                                       50
  Transfer Agent Fees                                                                                                15
  Other Expenses                                                                                                    117
------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                                                                2,730
------------------------------------------------------------------------------------------------------------------------
      Net Investment Loss                                                                                          (839)
------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
  Investments                                                                                                   (44,336)
  Foreign Currency Transactions                                                                                      35
------------------------------------------------------------------------------------------------------------------------
    Net Realized Loss                                                                                           (44,301)
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                                   (27,731)
  Foreign Currency Translations                                                                                     (97)
------------------------------------------------------------------------------------------------------------------------
    Change in Unrealized Appreciation/Depreciation                                                              (27,828)
------------------------------------------------------------------------------------------------------------------------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation                                            (72,129)
------------------------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                    $     (72,968)
------------------------------------------------------------------------------------------------------------------------


                                                                                           SIX MONTHS ENDED
                                                                                             JUNE 30, 2001      YEAR ENDED
                                                                                              (UNAUDITED)    DECEMBER 31, 2000
STATEMENT OF CHANGES IN NET ASSETS                                                               (000)            (000)
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)                                                                  $     (839)        $       685
  Net Realized Gain (Loss)                                                                         (44,301)            159,432
  Change in Unrealized Appreciation/Depreciation                                                   (27,828)           (409,116)
------------------------------------------------------------------------------------------------------------------------------
  Net Decrease in Net Assets Resulting from Operations                                             (72,968)           (248,999)
------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Realized Gain                                                                                (17,077)            (44,923)
------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Repurchase of Shares (8,407,288 and 1,377,900 shares, respectively)                              (94,919)            (52,231)
------------------------------------------------------------------------------------------------------------------------------
  Total Decrease                                                                                  (184,964)           (346,153)
------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of Period                                                                              390,190             736,343
------------------------------------------------------------------------------------------------------------------------------
  End of Period (including accumulated net investment loss of $1,591 and $752,  respectively)   $  205,226         $   390,190
------------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INDIA INVESTMENT FUND, INC.
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS



                                                                     YEARS ENDED DECEMBER 31,
                                 SIX MONTHS        ----------- ----------- ----------- ----------- --------------
                                      ENDED              2000        1999        1998        1997         1996
                              JUNE 30, 2001
                                (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                    $  13.92          $  22.59    $   9.19    $   8.83    $   8.81    $    8.91
    BEGINNING OF PERIOD
-----------------------------------------------------------------------------------------------------------------
Net Investment Income
 (Loss)                               (0.05)             0.02       (0.08)      (0.04)      (0.07)       (0.08)
Net Realized and Unrealized
 Gain (Loss) on
 Investments                          (2.79)            (7.93)      13.33        0.31        0.09        (0.02)
-------------------------------- ----------------- ----------- ----------- ----------- ----------- --------------
   Total from Investment
     Operations                       (2.84)            (7.91)      13.25        0.27        0.02        (0.10)
-------------------------------- ----------------- ----------- ----------- ----------- ----------- --------------
Distributions:
  Net Realized Gain                   (0.87)            (1.60)         --          --          --           --
-------------------------------- ----------------- ----------- ----------- ----------- ----------- --------------
Anti--Dilutive Effect of
  Shares Repurchased                   0.25              0.84        0.15        0.09          --           --
-------------------------------- ----------------- ----------- ----------- ----------- ----------- --------------
NET ASSET VALUE, END OF
  PERIOD                           $  10.46          $  13.92    $  22.59    $   9.19    $   8.83    $    8.81
-------------------------------- ----------------- ----------- ----------- ----------- ----------- --------------
PER SHARE MARKET VALUE,
  END OF PERIOD                    $   8.35          $  11.06    $  16.50    $   6.75    $   8.38   $     9.50
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
-----------------------------------------------------------------------------------------------------------------
  Market Value                       (16.53)%          (23.49)%    144.44%     (19.40)%    (11.84)%       4.11%
-------------------------------- ----------------- ----------- ------------ ------------ ------------- ----------
  Net Asset Value (1)                (16.90)%          (29.68)%    145.81%       4.08%       0.23%       (1.12)%
-------------------------------- ----------------- ----------- ------------ ------------ ------------- ----------
RATIOS, SUPPLEMENTAL DATA:
-------------------------------- ----------------- ----------- ----------- ----------- ----------- --------------
NET ASSETS, END OF PERIOD          $205,226          $390,190    $736,343    $314,701    $315,446    $ 314,423
 (THOUSANDS)
-------------------------------- ----------------- ----------- ----------- ----------- ----------- --------------
Ratio of Expenses to                                          .           .           .           .
    Average Net Assets                 1.83%(*)          1.48%       1.59%       1.97%       2.06%        2.10%
Ratio of Net Investment                                       .           .           .           .
    Income (Loss) to
    Average Net Assets                (0.55)%(*)         0.12%      (0.55)%     (0.44)%     (0.70)%      (0.85)%
Portfolio Turnover Rate                  34%               44%         34%         24%         25%          28%
-------------------------------- ----------------- ----------- ----------- ----------- ----------- --------------

*   Annualized
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY INDIA INVESTMENT FUND, INC.
JUNE 30, 2001 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

   The Morgan Stanley India Investment Fund, Inc. (the "Fund") was incorporated in Maryland on December 22, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the mean of current bid and asked prices obtained from brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors. Due to the Indian securities market's smaller size, degree of liquidity and volatility, the prices which the Fund may realize upon sale of securities may not be equal to the value presented in the financial statements.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

   The rate of capital gains tax in India is 10% for long-term investments and 30% for short-term investments. The Fund invests in India through a registered branch office established in Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a tax residence certification from the Mauritian authorities and believes such certification is determinative of its resident status for treaty purposes. A fund which is a tax resident in Mauritius under the treaty but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20%.

   In Mauritius, the Fund is liable for income tax under the current Mauritian legislation at the rate of 0%. However, the Fund may, in any year, elect to pay tax on its net investment income at any rate between 0% and 35%. The Fund has elected to pay tax at the rate of 1% on its net investment income. For the six months ended June 30, 2001, no provision for Mauritius taxes is considered necessary as a result of cumulative net investment losses incurred by the Fund.

   The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritian tax laws and in the tax treaty between India and Mauritius.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY Translation: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Indian rupees are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

   - investments, other assets and liabilities - at the prevailing rate of exchange on the valuation date;
   - investment transactions and investment income - at the prevailing rate of exchange on the dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

   Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

   INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

   TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

   Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

   Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the six months ended June 30, 2001, the Fund's investments in derivative instruments described above included foreign currency exchange contracts only.

10.OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Net Assets. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on an accrual basis.

   Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes, if any. Distributions to shareholders are recorded on the ex-dividend date.

   The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

   Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

   Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

   Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

B. ADVISER: Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Dean Witter Investment Management Inc.) (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.10% of the Fund's average weekly net assets.

C. ADMINISTRATOR: The Chase Manhattan Bank, through its corporate affiliate J.P. Morgan Investor Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

Multiconsult, Ltd., whose registered office is in Mauritius, provides sub-administrative services to the Fund, including maintaining certain Fund records and preparing certain periodic filings, under an agreement whereby Multiconsult is paid a fee of $22,000 per annum.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: During the six months ended June 30, 2001, the Fund made purchases and sales totaling $96,264,000 and $170,898,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2001, the U.S. Federal income tax cost basis of securities was $271,122,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $61,331,000 of which $30,625,000 related to appreciated securities and $91,956,000 related to depreciated securities.

A significant portion of the Fund's net assets consist of Indian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to its smaller size, less liquidity and greater volatility, the Indian securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about Indian issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and are accomplished, in certain cases, only through physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions. At June 30, 2001, approximately $8,308,000 of Fund securities were either out for transfer in the name of the Fund, were under objection for transfer in the name of the Fund, were out for dematerialization, or were due from companies and/or brokers for various capital changes. Such securities are valued in accordance with the Fund's security valuation policy as described in Note A-1, but may not be saleable at the value shown in the Statement of Net Assets. The Fund has no intention of selling such securities until they are transferred in the name of the Fund.

Future economic and political developments in India could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. In addition, the Fund's ability to hedge its currency risk is limited and accordingly, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Di-rector of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2001, the deferred fees payable under the Plan totaled $69,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

On August 10, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the six months ended June 30, 2001, there were no repurchases of Fund shares. Since the inception of the program, the Fund has repurchased 7,682,800 of its shares at an average discount of 31.03% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

On December 14, 2000, with the aim of enhancing stockholder value and reducing the discount at which the Fund's shares have been trading, the Board of Directors authorized the Fund to conduct a tender offer during the first quarter of 2001 for up to 30% of the Fund's outstanding shares of common stock at a price equal to 95% of the Fund's net asset value per share ("NAV") on the last day of the tender period, or such later date if the offer was extended.

On March 29, 2001, the Fund completed the tender offer. The Fund accepted 8,407,288 shares for payment which represented 30% of the Fund's then outstanding shares. Final payment was made on April 12, 2001 at $11.29 per share, representing 95% of the NAV per share on March 29, 2001.

During June 2001, the Board of Directors declared a distribution of $0.87 per share, derived from capital gains, payable on July 10, 2001, to shareholders of record on June 29, 2001.

F. SUPPLEMENTAL PROXY INFORMATION:

The Annual Meeting of the Stockholders of the Fund was held on June 14, 2001. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
1. To elect the following Directors:


                                       VOTES IN             VOTES
                                       FAVOR OF            AGAINST
Andrew McNally IV                       9,321,060         1,048,171
John S.Y. Chu                          10,281,679            87,532
Frederick O. Robertshaw                 9,321,060         1,048,171
Ronald E. Robison                       9,320,833         1,048,398
Fergus Reid                             9,321,060         1,048,171
Marie Joseph Raymond
Lamusse                                10,281,906           87,325

Dividend Reinvestment And Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

   Morgan Stanley India InvestmentFund, Inc.
   American Stock Transfer & Trust Company
   Dividend Reinvestment and Cash Purchase Plan
   40 Wall Street
   New York, NY 10005
   1-800-278-4353

MORGAN STANLEY INDIA INVESTMENT FUND, INC.

DIRECTORS AND OFFICERS
Barton M. Biggs                    Fergus Reid
CHAIRMAN OF THE BOARD OF           DIRECTOR
DIRECTORS
                                   Stefanie V. Chang
Ronald E. Robison                  VICE PRESIDENT
PRESIDENT AND DIRECTOR
                                   Arthur J. Lev
Gaetan Bouic II                    VICE PRESIDENT
DIRECTOR
                                   Joseph P. Stadler
John S.Y. Chu                      VICE PRESIDENT
DIRECTOR
                                   Mary E. Mullin
Clifford D'Souza                   SECRETARY
DIRECTOR
                                   Belinda A. Brady
Gerard E. Jones                    TREASURER
DIRECTOR
                                   Robin L. Conkey
Nilesh Joshi                       ASSISTANT TREASURER
DIRECTOR

Marie Joseph Raymond
Lamusse
DIRECTOR

INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust company
40 Wall Street
New York, New York 10005
(800) 278-4353

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116


For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.